EXHIBIT 10.4


                               SECURITY AGREEMENT

         THIS AGREEMENT made as of this 18th day of November, 1986, between TAYLOR INVESTMENT CORPORATION, a Minnesota corporation, as debtor (herein called "Debtor") and NATIONAL CITY BUSINESS CREDIT, INC., a Minnesota corporation (herein called "NCBC"), as secured party.

         For good and valuable consideration, Debtor hereby agrees for the benefit of NCBC as follows:

         1.1 Debtor hereby grants NCBC a security interest (collectively referred to as the "Security Interests") in the property described below, as security for the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to NCBC (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving NCBC alone or in a transaction involving other creditors of Debtor, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of Debtor arising under any loan or credit agreement or guaranty between Debtor and NCBC, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations"). The Security Interests shall attach to the following property of Debtor (the "Collateral"), and all products and proceeds thereof:

         INVENTORY: All inventory of Debtor, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located, but excluding therefrom any and all interests in land.

         RECEIVABLES: Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by Debtor or by some other person who subsequently transfers his interest to Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other person obligated to make any such payment or against any property of such account debtor or other person; all including but not limited to all present and future accounts, contract rights, chattel papers, bonds, notes and other debt instruments, and rights to payment in the nature of general intangibles.

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         CHATTEL PAPER: To the extent not hereinbefore described, all chattel paper of every kind and nature, including but not limited to, all right, title and interest of Debtor (including rights to payment) under contracts for deed and mortgages.

         EQUIPMENT: All equipment of Debtor, whether now owned or hereafter acquired, including all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies and all other goods (except inventory) used or bought for use by Debtor for any business or enterprise and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to NCBC by Debtor, all accessions thereto, all substitutions and replacements thereof, and all like or similar property now owned or hereafter acquired by Debtor.

         EQUITY SECURITIES: All stocks and other instruments, now owned or hereafter acquired by Debtor, evidencing an ownership interest in any partnership, corporation, entity or enterprise.

         GENERAL INTANGIBLES: All general intangibles of Debtor whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Debtor's name, and the good will of Debtor's business.

         1.2 Debtor represents, warrants and agrees that:

                  (a) Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except for the Security Interests and as provided herein and except as NCBC may otherwise agree in writing. Debtor will defend the Collateral against all claims or demands of all persons (other than NCBC) claiming the Collateral or any interest therein. Debtor will not sell or otherwise dispose of the Collateral or any interest therein, except the sale of inventory in the ordinary course of Debtor's business, without NCBC's prior written consent.

                  (b) Debtor does business solely under its own name and the trade names (if any) set forth below. The sole place of business and chief executive office of Debtor is located at the address set forth below, and all of Debtor's records relating to its business or the Collateral are kept at that location. Debtor will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. Debtor will not change its name or the location of its place of business, without prior written notice to NCBC.


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                  (c) None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  (d) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will not agree to modify, amend, subordinate, cancel or terminate the obligation of any such account debtor or other obligor, without NCBC's prior written consent.

                  (e) Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

                  (f) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

                  (g) Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except for the Security Interests as provided herein, purchase money security interests permitted under the Credit Agreement by and between NCBC and Debtor of even date herewith, and other security interests approved in writing by NCBC.

                  (h) Debtor will at all reasonable times permit NCBC or its representatives or examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

                  (i) Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently maintained; will submit to NCBC such weekly, monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as NCBC may from time to time request; and will permit NCBC, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtor's business hours.

                  (j) Debtor will promptly notify NCBC of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or the prospect of payment thereof.

                  (k) Upon request by NCBC, whether such request is made before or after the occurrence of an Event of Default, Debtor will promptly deliver to NCBC in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Debtor.


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                  (l) Debtor will at all times keep all tangible Collateral
         insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as NCBC may reasonably request, with any loss payable to NCBC to the extent of its interest.

                  (m) Debtor will pay or reimburse NCBC on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by NCBC in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

                  (n) Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (o) Debtor from time to time will execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which NCBC may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of NCBC under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of ten calendar days after NCBC gives Debtor written notice thereof (or in the case of the agreements contained in clauses (g) and (l) above, immediately upon the occurrence of such failure, without notice or lapse of time), NCBC may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at NCBC's option, in NCBC's name) and may, but need not, take any and all other actions which NCBC may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Debtor shall thereupon pay to NCBC on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by NCBC in connection with or as a result of the performance or observance of such agreements or the taking of such action by NCBC, together with interest thereon from the date expended or incurred at the highest lawful rate than applicable to any of the Obligations. To facilitate the performance or observance by NCBC of such agreements to Debtor, Debtor hereby irrevocably appoints NCBC, or the delegate of NCBC, acting alone, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Debtor any and all


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instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 1.02.

         1.3 Debtor agrees to deliver to NCBC, or, at NCBC's option, to deposit in one or more accounts maintained for NCBC by any bank reasonably satisfactory to NCBC, all collections on accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, immediately upon receipt thereof, in the form received, except for Debtor's endorsement when deemed necessary. Amounts deposited in an account shall not bear interest and shall not be subject to withdrawal by Debtor, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation, provided however, all amounts received by NCBC representing payments on accounts receivable comprising part of the Collateral, or other payments directed by Debtor to be applied to loans made by NCBC to Debtor, shall be credited to the balance of such loans after allowing three (3) business days for collection. Until delivered to NCBC or deposited in an account, all proceeds or collections of Collateral shall be held in trust by Debtor for and as the property of NCBC and shall not be commingled with any funds or property of Debtor. NCBC may deposit any and all collections received by it from Debtor or out of any collateral account in the general accounts of NCBC and may commingle such collections with other property of NCBC or any other person. All items shall be delivered to NCBC or deposited in any collateral account subject to final payment. If any such item is returned uncollected, Debtor will immediately pay NCBC, or, for items deposited in a collateral account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to Debtor's commercial account or other account. Debtor shall be liable as an endorser on all items deposited in any collateral account, whether or not in fact endorsed by Debtor. NCBC from time to time at its discretion may apply funds on deposit in any collateral account to the payment of any or all Obligations, in any order or manner of application satisfactory to NCBC.

         1.4 In addition to the rights of NCBC under Section 1.03, with respect to any and all rights to payment constituting Collateral NCBC may at any time (either before or after the occurrence of an Event of Default under Section 1.06) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to NCBC for security and shall be paid directly to NCBC. Debtor will join in giving such notice, if NCBC so requests. At any time after Debtor or NCBC gives such notice to an account debtor or other obligor, NCBC may, but need not, in NCBC's name or in Debtor's name, (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (ii) as agent and attorney-in-fact of Debtor notify the Unites' States Postal Service to change the address for delivery of Debtor's mail to any address designated by NCBC and otherwise intercept, receive, open and dispose of Debtor's mail, applying all Collateral as permitted under this Agreement and holding all other mail for Debtor's account or forwarding such mail to Debtor's last known address.


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         1.5 As additional security for the payment and performance of the
Obligations, Debtor hereby assigns to NCBC any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issue of any such policy to pay all such monies directly to NCBC. At any time, whether before or after the occurrence of any Event of Default, NCBC may (but need not), in NCBC's name or in Debtor's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         1.6 Each of the following occurrences shall constitute an Event of Default under this Agreement (herein called an "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or, if payable on demand, on demand; or (ii) Debtor shall fail to observe or perform any covenant or agreement binding on Debtor under this Agreement or under any other assignment; conveyance, instrument or agreement now in effect or hereafter made between Debtor and NCBC; or (iii) any representation or warranty made by Debtor in this Agreement or in any such other assignment, conveyance, instrument or agreement, or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of Debtor to NCBC, shall prove to have been false or materially misleading when made; or (iv) payment of any substantial indebtedness of Debtor, other than the obligations, shall be demanded and Debtor shall fail to honor such demand or the maturity of any such indebtedness shall be accelerated or any precondition or circumstance permitting any creditor of Debtor, acting individually or with the consent of other creditors, to accelerate the maturity of any such indebtedness shall have occurred (for this purpose indebtedness shall be deemed substantial if it exceeds $10,000); or (v) Debtor shall become insolvent or shall commit an act of bankruptcy under the United States Bankruptcy Act, or shall file or have filed against it, voluntarily or involuntarily, a petition in bankruptcy or for reorganization or for the adoption of an arrangement or plan under the United States Bankruptcy Act or shall procure or suffer the appointment of a receiver for any substantial portion of its properties, or shall initiate or have initiated against it, voluntarily or involuntarily, any act, process or proceeding under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors; or (vi) NCBC shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

         1.7 Upon the occurrence of any Event of Default under Section 1.06 and at any time thereafter, NCBC may exercise one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but NCBC expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing); (ii) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will


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on demand assemble the Collateral and make it available to NCBC at a place to be designated by NCBC which is reasonably convenient to both parties. If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 1.09) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness NCBC or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any obligation then owed to NCBC or any of its participants, successors or assigns by Debtor, whether or not then due; and (iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property.

         1.8 This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. NCBC's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reason able care in the selection of the bailee or other third person, and NCBC need not otherwise preserve, protect, insure or care for any Collateral. NCBC shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner in order or to apply any cash proceeds of the Collateral in any particular order of application.

         1.9 This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interests can be released, only explicitly in a writing signed by NCBC. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to NCBC. All rights and remedies of NCBC shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at NCBC's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth below or at its most recent address shown on NCBC's records.

         1.10 NCBC and its participants, if any, are not partners or joint venturers, and NCBC shall not have any liability or responsibility for any obligation, act or omission of any of its participants.

         1.11 This Agreement, and the Security Interests granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by NCBC and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and delivered to NCBC whether or not this Agreement is executed by NCBC. All rights and powers specifically conferred upon NCBC may be transferred or delegated to any of the participants, successors or assigns of NCBC. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the State in which this Agreement is accepted by NCBC. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability


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shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and NCBC shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by NCBC.

         IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                        TAYLOR INVESTMENT CORPORATION


                                        By:     /s/ Philip C. Taylor
                                            ------------------------------------
                                                Its: President


                                        By:     /s/ Linda J. Witte
                                            ------------------------------------
                                                Its: Vice President

                                        Address:  511 - 11th Avenue South
                                                  Suite 425
                                                  Minneapolis, Minnesota  55415

TRADE NAMES: None                       INVENTORY LOCATION:

                                        511 - 11th Avenue South
                                        Suite 425
                                        Minneapolis, Minnesota  55415

Accepted at Minneapolis, Minnesota
On November 24, 1986.

NATIONAL CITY BUSINESS CREDIT, INC.

By:      /s/
    -------------------------------------
         Its: Vice President


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